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                                                                      EXHIBIT 21

                  FLORIDA BUSINESS BANCGROUP, INC. SUBSIDIARIES




                                     PARENT

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                        FLORIDA BUSINESS BANCGROUP, INC.
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                                   SUBSIDIARY

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                                 BAY CITIES BANK
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